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                                  SCHEDULE 14A
                                   (RULE 14a)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                                   RPM, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                XXXXXXXXXXXXXXXX
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

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  RPM, INC. - 2628 Pearl Road - P.O. Box 777 - Medina, Ohio 44258 - 330-273-5090
[RPM LOGO]

             SUPPLEMENTAL NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

     In order to accommodate the higher than anticipated request for tickets to the Annual Meeting of Shareholders of RPM, Inc., an Ohio corporation, the Annual Meeting of Shareholders and Cleveland Orchestra Concert will not be held at Severance Hall as was designated in the Notice of Annual Meeting of Shareholders dated August 28, 1997, but will be held instead at the following location:

                       Cleveland State Convocation Center
                           2000 Prospect Avenue
                           Cleveland, Ohio 44115
                           Phone: (216) 687-9292

     The date and time of the Annual Meeting of Shareholders remain unchanged and as previously announced will be October 17, 1997 at 2:30 p.m. In addition, the matters to be acted upon at the Annual Meeting of Shareholders remain as set forth in the Notice of Annual Meeting of Shareholders dated August 28, 1997.

     Shareholders who have previously submitted a ticket request form will receive tickets for the Annual Meeting/concert in an upcoming mailing. Such mailing will also include information concerning parking for the Annual Meeting/concert. Additional seating is now available for those shareholders who have not yet ordered their tickets.

     We apologize for any inconvenience this change may cause.

                                           Sincerely yours,

                                           RPM, Inc.

                                           /s/ PAUL A. GRANZIER

                                           Paul A. Granzier
                                           Secretary

October 3, 1997